                        Supplement dated July 6, 2000 to
                          Prospectus Dated May 1, 2000
                        for Pacific One Variable Annuity
            Issued by Pacific Life Insurance Company ("Prospectus")

Capitalized terms used in this Supplement are defined in the Prospectus referred to above unless otherwise defined herein. "We", "us", or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner.

This Supplement amends APPENDIX A: STATE LAW VARIATIONS of the Prospectus by adding the following:

For Contracts delivered to residents of Texas:

Item (b) in the first paragraph of Death Benefits: Optional Enhanced Guaranteed Minimum Death Benefit Rider is replaced with the following:

  b) your aggregate Purchase Payments less an adjusted amount for each withdrawal, increased at an effective annual rate of 5% to that day, subject to a maximum of 200% of the resulting difference of your aggregate Purchase Payments less any withdrawals. To calculate the 5% effective annual rate of growth, we take into account the timing of when each Purchase Payment and withdrawal occurred. We do this by multiplying each day's balance by a daily factor of 1.00013368. We stop accruing the 5% effective annual rate of growth as of the earlier of:

    (i) the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday;

    (ii)  the date of death of the sole Annuitant; or

    (iii) the Annuity Date.

Form No. POSUPP0700